UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 10, 2023

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of Material Definitive Agreement

On August 7, 2023, Moringa Acquisition Corp, a Cayman Islands exempted company (“Moringa” or the “SPAC”) received from Holisto Ltd., an Israeli company (“Holisto”), a notice that stated that Holisto was terminating the Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of June 9, 2022, by and among Moringa, Holisto, and Holisto MergerSub, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Holisto (“Merger Sub”). Pursuant to the termination notice, effective as of the end of the day on August 8, 2023, all rights and obligations of each party to the Business Combination Agreement ceased, except for the obligations of each party to the Business Combination Agreement that were intended to survive such termination, in accordance with the applicable provisions of the Business Combination Agreement, which surviving obligations shall remain in effect in accordance with their respective terms.

The termination notice was provided by Holisto in accordance with Section 7.1(j) of the Business Combination Agreement, under which either Moringa or Holisto could terminate the agreement upon notice to the other party, given that the business combination between the parties was not consummated on or prior to January 1, 2023.

For more information concerning the Business Combination Agreement please see the text of the  agreement, which was previously filed as Exhibit 2.1 to Moringa’s Current Report on Form 8-K filed with the SEC on June 13, 2022, as amended by (a) Amendment No. 1 to the Business Combination Agreement, which was previously filed as Exhibit 10.1 to Moringa’s Current Report on Form 8-K filed with the SEC on August 17, 2022, and (b) Amendment No. 2 to the Business Combination Agreement, which was previously filed as Exhibit 10.1 to Moringa’s Current Report on Form 8-K filed with the SEC on January 4, 2023, each of which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORINGA ACQUISITION CORP

By:	/s/ Gil Maman
	Name:	Gil Maman
	Title:	Chief Financial Officer

Date: August 10, 2023

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